--------------------------------------------------------------------------------

                                         THE
                                       TURKISH
                                      INVESTMENT
                                      FUND, INC.

--------------------------------------------------------------------------------











                                    ANNUAL REPORT
                                   OCTOBER 31, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended October 31, 1997, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 60.76% compared to 87.70% for the U.S. dollar adjusted MSCI Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through October 31, 1997, the Fund's total return, based on net asset value per share, was -13.19% compared to 55.64% for the Index. On October 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $7 5/8 , representing a 12.7% discount to the Funds net asset value per share.

For the quarter ended October 31, 1997, the Fund had a total return, based on net asset value per share, of 23.27% compared with 15.96% for the Index. Relative outperformance for the quarter can be attributed to strong gains registered by Eregli Demir Ve Celik, Yapi Kredi Bank, Arcelik and Turk Garanti Bank. Some of our smaller cap holdings such as cement producer Goltas Cimento and the dairy products manufacturer Pinar Sut also did well.

The sharp year-on-year underperformance of the Fund compared to the Index is attributable to several factors. First, is the 20% Index weighting allocated to Is Bank -- a strong outperformer this year, along with the sector as a whole. As opposed to Is Bank we have chosen to overweight Garanti and Yapi Kredi banks both of which have outperformed substantially this year. While Is Bank's continued asset disposal strategy will remain popular with local investors, we prefer the stronger banking franchises of Garanti and Yapi Kredi. We are constrained as well by the sector limit of 25% which we have run up against this last quarter. We have also been underweight in the utilities sector, another strong outperformer this year. Doubts regarding the management of these companies as well as their highly speculative nature has kept us from investing in this sector.

For the Turkish market, 1997 seems to be turning out to be a watershed year. For the first time since the mid 1980s one is seeing a strongly evolving consensus over the need for macroeconomic reform and more importantly, the political stability needed to carry it out. Actually, the consensus on reform is nothing new; Turkish politicians have paid lip service to such issues as inflation reduction, privatization and fiscal reform for years -- there has just been a lack of political will to do anything about it. With the new ANAP-led coalition now firmly in power that has changed. Interestingly, we have the much maligned Refah party to thank for this new era of political stability. Refah, like its predecessors, preached the virtues of lower inflation and privatization. Their mistake, however, was to threaten Turkey's all-powerful secular establishment -- the "deep state" as it is called in Turkish -- an amorphous grouping of the press, big business, senior technocrats and the military. In so doing, Refah has given Turkish politicians a precious commodity which they have lacked previously: namely, an ideological reason to stick together -- with the common cause in this case being secularism.

Given the unimpeachable philosophical underpinnings of this administration, it is now in a historic position to effect radical and much needed economic reform upon Turkey's macroeconomy. So far that is exactly what it has promised to do and the always-forward looking equity market has surged as a result. At the core of the government's game plan is inflation. To a large degree chronic inflation in Turkey has been the result of massive public sector deficits in the range of 9% to 14% of GDP. Interest rates as a result have consistently been high in real terms as the government struggles to finance itself and inflationary expectations take over from there. Headlined by Economy Minister Gunes Taner, the government's strategy has been to attack the expectations part of the equation first by promising to bring down inflation from its current levels of 90% to 50% by the end of 1998. In so doing, bond yields have declined dramatically this quarter to levels in the high 90s as investors take the government at its word with regard to inflation.

As interest costs are one of the higher components of overall budgetary expenditures, this decrease will have a positive impact on the budget deficit. Nevertheless, it will be necessary to cut back on other expenditures as well as to boost the revenue side in order to make the kind of progress that is needed. Given the degree to which government credibility is linked to the lower inflation target, it is indeed likely that budgetary progress will be made next year. Just as important will be two other factors; one is growth. While 7% GDP growth is great for corporate earnings -- as we have indeed seen this year -- it does not contribute to lower inflationary expectations. In order for the government's target to be met, growth will have to be at least halved next year. The second is privatization. The government has promised to raise $10 billion in privatization revenues next year. Having raised an impressive $1.5 billion this year, anything close to $10 billion will further bolster market confidence and contribute to lower inflationary expectations.

1998 will in many respects be a make or break year for the Turkish reform process. The degree to which the government is able to actually deliver on its inflation and privatization promises (the two of which are linked in many respects) will to a large extent solidify the nascent political stability that we have seen of late. One has only to look at the example of Brazil whereby a little known sociologist, Fernando Cardoso, with no compelling ideology to speak of became a historic political figure due to his ability to quell inflation. While there is much talk of Turkey's ability to live with inflation, in a global deflationary environment Turkey's high rate of inflation stands out as an exception and hinders the country's attempts to further integrate itself into the global economy -- especially via the European Union.

Within this exciting albeit uncertain environment the Turkish stock market looks set to continue to outperform global emerging markets. Following the debacle of Southeast Asia, fixed exchange rate regimes from Hong Kong to Brazil to Greece are now under threat as in most cases strong currencies have not been supported by strong macro fundamentals. Strange as it may seem for long time observers of Turkey, the country's free floating exchange rate regime may now be its biggest blessing. With no peg, the currency is free to move in line with the country's progress on reform; i.e., the higher the inflation rate, the more the currency depreciates -- and vice versa. Anomalies between strong currencies and growing twin deficits do not exist in Turkey.

We are thus encouraged about 1998. At 8 times 1998 earnings the market does not look expensive by global emerging market standards. While we have raised the cash portion of the portfolio of late to the current 5% level due to an especially rapid run up in equity prices this October, we expect to find opportunities for redeployment in the coming months. Portfolio-wise we retain our core overweight positions in key banking stocks such as Yapi Kredi and Garanti, consumer durables such as Arcelik and steel manufacturer Eregli Demir Celik to which we have been adding due to its continued strong operating performance.

Sincerely,


/s/ Michael F. Klein
----------------------
Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Landon Thomas
----------------------
Landon Thomas
PORTFOLIO MANAGER


/s/ Madhav Dhar
----------------------
Madhav Dhar
PORTFOLIO MANAGER


/s/ Robert L. Meyer
----------------------
Robert L. Meyer
PORTFOLIO MANAGER

November 1997

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1997

------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                       TOTAL RETURN (%)
INFORMATION                                 ----------------------------------------------------------------------------
                                               MARKET VALUE (1)          NET ASSET VALUE (2)              INDEX (3)**
                                            ----------------------     ----------------------     ----------------------
                                                           AVERAGE                    AVERAGE                    AVERAGE
                                            CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
                                            ----------     -------     ----------     -------     ----------     -------
                        ONE YEAR                 45.34%      45.34%         60.76%      60.76%         87.70%      87.70%
                        FIVE YEAR                35.20        6.22          98.25       14.67         219.01       26.11
                        SINCE INCEPTION*        -24.26       -3.45         -13.19       -1.77          55.64        5.76

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------------------------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


[CHART]


                                                                     YEARS ENDED OCTOBER 31:

                                            1990*     1991      1992      1993      1994      1995      1996      1997
                                           -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value Per Share . . . . . . . .  $ 12.78   $  5.16   $  4.69   $  9.41   $  4.89   $  5.93   $  5.57   $  8.74
Market Value Per Share  . . . . . . . . .  $  9.38   $  7.00   $  6.00   $ 10.38   $  6.88   $  5.88   $  5.38   $  7.63
Premium/(Discount) . . . . . . . . . . .     -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%
Income Dividends. . . . . . . . . . . . .  $  0.03        --   $  0.07   $  0.04   $  0.12        --   $  0.12   $  0.14
Capital Gains Distributions . . . . . . .       --   $  0.07   $  0.17        --        --        --        --        --
Fund Total Return (2) . . . . . . . . . .    14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%
Index Total Return (3) ** . . . . . . . .    93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)  The MSCI Turkey Index is an unmanaged index of common stocks.
 *   The Fund commenced operations on December 5, 1989.
**   Unaudited.

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

                            Equity Securities        (94.7%)
                            Short-Term Investments    (5.3%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

                      Appliances & Household Durables      (5.0%)
                      Automobiles                          (5.9%)
                      Banking                             (23.5%)
                      Beverages & Tobacco                  (5.8%)
                      Building Materials & Components     (10.9%)
                      Food & Household Products            (6.5%)
                      Insurance                            (2.9%)
                      Merchandising                       (11.6%)
                      Metals-Steel                         (7.5%)
                      Multi-Industry                       (3.8%)
                      Other                               (16.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                              PERCENT OF
                                              NET ASSETS
                                              ----------
 1.  Yapi Ve Kredi Bankasi                       11.4%
 2.  Turkiye Garanti Bankasi                      9.5
 3.  Eregli Demir Ve Celik Fabrikalari TAS        7.5
 4.  Pinar Sut                                    6.5
 5.  Carsi Buyuk Magazacilik                      6.3
 6.  Migros Turk TAS                              5.2
 7.  Goltas Cimento                               5.0
 8.  Arcelik                                      5.0
 9.  Koc Holdings AS                              3.8
10.  Uzel Makina Sanayii AS                       3.3
                                                 ----
                                                 63.5%
                                                 ----
                                                 ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
------------------------------------------------------------------------------

OCTOBER 31, 1997


                                                                         VALUE
                                                      SHARES              (000)
------------------------------------------------------------------------------
TURKISH COMMON STOCKS (94.9%)
(Unless otherwise noted)
------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (5.0%)
  Arcelik                                         27,363,000     U.S.$   3,055
                                                                 -------------
------------------------------------------------------------------------------
AUTOMOBILES (5.9%)
  Otosan Otomobil Sanayii AS                       1,845,000             1,607
  Uzel Makina Sanayii AS                          11,775,000             2,052
                                                                 -------------
                                                                         3,659
                                                                 -------------
------------------------------------------------------------------------------
BANKING (23.5%)
  Turkiye Garanti Bankasi                        109,165,000             5,647
  Turkiye Garanti Bankasi GDS                         38,801               194
  Turkiye Is Bankasi                              16,875,000             1,631
  Yapi Ve Kredi Bankasi                          229,730,000             7,005
                                                                 -------------
                                                                        14,477
                                                                 -------------
------------------------------------------------------------------------------
BEVERAGES & TOBACCO (5.8%)
  Ege Biracilik Ve Malt Sanayii                   12,177,000             1,193
  Erciyas Biracilik                                7,012,000               993
  Guney Biracilik Ve Malt Sanayii                 18,564,000             1,365
                                                                 -------------
                                                                         3,551
                                                                 -------------
------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (10.9%)
  Baticim Bati Anadolu Cimento Sanayii AS         11,665,000             1,651
  Goltas Cimento                                  13,905,000             3,067
  Turk Sise Ve Cam Fabrikalari                    23,540,000             2,019
                                                                 -------------
                                                                         6,737
                                                                 -------------
------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (2.3%)
  Vestel Elektronik Sanayi Ve Ticaret AS          18,645,000             1,447
                                                                 -------------
------------------------------------------------------------------------------
FINANCIAL SERVICES (1.2%)
 +Global Menkul Degerler S.A.                     27,794,000               643
+*Global Securities Services, Inc. Ltd.            4,585,000               106
 +Global Securities Services,  Inc. Ltd. - New         1,360                --@
                                                                 -------------
                                                                           749
                                                                 -------------
------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (6.5%)
  Pinar Sut                                       56,193,500             3,978
                                                                 -------------
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.7%)
  Kartonsan                                       27,370,000             1,677
                                                                 -------------
------------------------------------------------------------------------------
INSURANCE (2.9%)
  Gunes Sigorta                                   44,222,000             1,758
                                                                 -------------
------------------------------------------------------------------------------
MERCHANDISING (11.6%)
  Carsi Buyuk Magazacilik                          9,170,000             3,895
  Migros Turk TAS                                  3,084,000             3,233
                                                                 -------------
                                                                         7,128
                                                                 -------------
------------------------------------------------------------------------------
METALS - NON-FERROUS (0.0%)
+*Rabak Elektrolitik Bakir Ve Mamulleri            3,272,280                --
                                                                 -------------
------------------------------------------------------------------------------
METALS - STEEL (7.5%)
  Eregli Demir Ve Celik Fabrikalari TAS           28,185,000             4,604
                                                                 -------------
------------------------------------------------------------------------------
MULTI-INDUSTRY (3.8%)
  Koc Holding AS                                   6,250,000             2,348
                                                                 -------------
------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.6%)
+Netas Telekomunik                                 5,350,000             1,602
                                                                 -------------
------------------------------------------------------------------------------
TEXTILES & APPAREL (0.0%)
+*Mensucat Santral                                 3,606,400                --
                                                                 -------------
------------------------------------------------------------------------------
TRANSPORTATION - AIRLINES (2.7%)
  Usas Ucak Servisi                                  660,000             1,671
                                                                 -------------
------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
 (Cost U.S.$41,356)                                                     58,441
                                                                 -------------
------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
  Chase Securities, Inc., 5.48%,
   dated 10/31/97, due 11/3/97
   to be repurchased at
   U.S.$2,977, collateralized by
   U.S.$2,695 U.S. Treasury
   Bond 7.125%, due 2/15/23,
   valued at U.S.$3,035
   (Cost U.S.$2,976)                   U.S.$           2,976             2,976
                                                                 -------------
------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.5%)
  (Interest Bearing Demand Account)
  Turkish Lira (Cost U.S.$305)         TRL        55,628,499               303
                                                                 -------------
------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                      AMOUNT            AMOUNT
                                                       (000)              (000)
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost U.S.$44,637)                                             U.S.$  61,720
                                                                 -------------
------------------------------------------------------------------------------
OTHER ASSETS (0.9%)
  Receivable for Investments Sold            U.S.$       534
  Interest Receivable                                      1
  Other Assets                                             5               540
                                               -------------     -------------
------------------------------------------------------------------------------
LIABILITIES (-1.1%)
  Payable for:
    Investments Purchased                               (415)
    Professional Fees                                    (56)
    Investment Advisory Fees                             (52)
    Shareholder Reporting Expenses                       (48)
    Directors, Fees and Expenses                         (35)
    Custodian Fees                                       (24)
    Administrative Fees                                  (11)
  Other Liabilities                                       (3)             (644)
                                               -------------     -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 7,046,430 issued and
   outstanding U.S.$0.01 par value shares
   (30,000,000 shares authorized)                                U.S.$  61,616
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$    8.74
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
  Common Stock                                                   U.S.$      71
  Capital Surplus                                                       78,780
  Undistributed Net Investment Income                                      955
  Accumulated Net Realized Loss                                        (35,273)
  Unrealized Appreciation on Investments and
   Foreign Currency Translations                                        17,083
                                                                 -------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$  61,616
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------

  + - Non-income producing
  @ - Value is less than U.S.$500.
  * - Security valued at fair value - see note A-1 to financial statements.
GDS - Global Depositary Shares.
      October 31, 1997 exchange rate -- Turkish lira (TRL) 183,645 = U.S.$1.00.


       The accompanying notes are an integral part of the financial statements.


                                                                                                         YEAR ENDED
                                                                                                      OCTOBER 31, 1997
STATEMENT OF OPERATIONS                                                                                     (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        U.S.$        2,047
     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       120
------------------------------------------------------------------------------------------------------------------------
       Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,167
------------------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       452
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       110
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       102
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        74
     Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        74
     Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        42
     Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        29
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        20
     Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        22
------------------------------------------------------------------------------------------------------------------------
       Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       925
------------------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,242
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,630
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      (286)
------------------------------------------------------------------------------------------------------------------------
        Net Realized Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,344
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    19,721
     Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . .                        (5)
------------------------------------------------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . .                    19,716
------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . . . . .                    22,060
------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .        U.S.$       23,302
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                                                                         YEAR ENDED        YEAR ENDED
                                                                                      OCTOBER 31, 1997  OCTOBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                                         (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      1,242       U.S.$        1,217
     Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . .                2,344                     (965)
     Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . .               19,716                   (1,929)
------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations . . .               23,302                   (1,677)
------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .                 (959)                    (845)
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (3,346 and 3,318 shares, respectively).                   19                       19
------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . .               22,362                   (2,503)
Net Assets:
     Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . .               39,254                   41,757
------------------------------------------------------------------------------------------------------------------------
     End of Period (including undistributed net investment income of
       U.S.$955 and U.S.$958, respectively). . . . . . . . . . . . . . . .     U.S.$     61,616        U.S.$      39,254
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



                                                                                       YEARS ENDED OCTOBER 31,
                                                                -------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                                    1997          1996          1995          1994          1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .    U.S.$  5.57   U.S.$  5.93   U.S.$  4.89   U.S.$  9.41   U.S.$  4.69
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . . . . . . .           0.18          0.17          0.13          0.07          0.22
Net Realized and Unrealized Gain (Loss) on Investments . . .           3.13         (0.41)         0.91         (4.47)         4.54
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations. . . . . . . . . . . . .           3.31         (0.24)         1.04         (4.40)         4.76
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . .          (0.14)        (0.12)           --         (0.12)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .    U.S.$  8.74   U.S.$  5.57   U.S.$  5.93   U.S.$  4.89   U.S.$  9.41
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . . . . . . .    U.S.$  7.63   U.S.$  5.38   U.S.$  5.88   U.S.$  6.88   U.S.$ 10.38
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . . . . . . . .          45.34%        (6.58)%      (14.55)%      (33.19)%       74.34%
  Net Asset Value (1). . . . . . . . . . . . . . . . . . . .          60.76%        (4.09)%       21.27%       (47.61)%      102.39%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . . . . . . . . .    U.S.$61,616   U.S.$39,254   U.S.$41,757   U.S.$34,447   U.S.$66,258
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . . . . . . . . . .           1.91%         2.07%         1.91%         2.16%         2.04%
Ratio of Net Investment Income to Average Net Assets . . . .           2.57%         3.23%         2.18%         1.03%         3.20%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . .             51%           60%           48%           68%           46%
Average Commission Rate (2). . . . . . . . . . . . . . . . .    U.S.$0.0002   U.S.$0.0003           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------


(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(2) Beginning with fiscal year 1996, the Fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the years ended October 31, 1997 and 1996, the average commission rates paid on trades on which commissions were charged were 0.33% and 0.31%, respectively, of the trade amounts.



        The accompanying notes are an integral part of the financial statments.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

    The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates the market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

    - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign cur-rency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited (collectively the "Advisers") provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisers are paid a total fee computed weekly and payable monthly at an annual rate of .95% of the Fund's first $50 million of average weekly net assets, .75% of the next $50 million of average weekly net assets and .55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Advisers, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the year ended October 31, 1997, the Fund incurred custodian fees of $93,424 with the International Custodian, of which $20,624 was payable to the International Custodian at October 31, 1997. The Chase Manhattan Bank serves as custodian for the Fund's assets held in the United States.

E. During the year ended October 31, 1997, the Fund made purchases and sales totaling $23,181,000 and $24,718,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At October 31, 1997, the U.S. Federal income tax cost basis of securities was $44,332,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $17,085,000, of which $23,517,000 related to appreciated securities and $6,432,000 related to depreciated securities. At October 31, 1997, the Fund had capital loss carryforwards totaling approximately $35,273,000 available to offset future capital gains of which $14,319,000, $17,765,000, $2,484,000 and $705,000 will expire on
October 31, 2000, 2001, 2002, and 2004, respectively. To the extent that capital gains are so offset, such gains will not be distributed to shareholders. During the year ended October 31, 1997, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,630,000.

F. A substantial portion of the Fund's net assets consists of equity securities and currency denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at October 31, 1997 totaled $32,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the year ended October 31, 1997 the Fund incurred $15,127 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Turkish Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

December 5, 1997

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of The Turkish Investment Fund, Inc., was held on April 30, 1997. The following is a summary of each proposal presented and the total number of shares voted:


                                                                            VOTES IN       VOTES        VOTES        VOTES
    PROPOSAL:                                                               FAVOR OF      AGAINST      WITHHELD    ABSTAINED
    ---------                                                              ----------     -------      --------    ---------
1.  To elect the following Directors: John W. Croghan                       4,150,179        --         125,793        --
                                      Graham E. Jones                       4,151,874        --         124,098        --

2.  To ratify the selection of Price Waterhouse LLP as independent
    accountants.                                                            4,166,067      94,789         --          15,116

3.  To approve the Investment Advisory and Management Agreement among The Turkish Investment Fund, Inc., Morgan Stanley Asset
    Management Inc. and Morgan Stanley Asset Management Limited.            4,147,387      118,544        --          10,041


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           The Turkish Investment Fund, Inc.
                           Investors Bank and Trust Company
                           Dividend Reinvestment and Cash Purchase Plan
                           P.O. Box 1537
                           Boston, MA 02205
                           1-800-730-6001

                          THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        James W. Grisham
PRESIDENT AND DIRECTOR                  VICE PRESIDENT

Peter J. Chase                          Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Valerie Y. Lewis
DIRECTOR                                SECRETARY

Graham E. Jones                         Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Funds net asset value per share and information regarding the investments comprising the Funds portfolio, please call 1-800-221-6726.